UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 9, 2012

BLACKROCK KELSO CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33559	20-2725151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

40 East 52nd Street
New York, NY 10022
(Address of principal executive offices)

(212) 810-5800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 9, 2012, the Registrant held its 2012 annual meeting of stockholders (the “Annual Meeting”).  The proposals considered at the Annual Meeting are described in detail in the Registrant's definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on March 16, 2012 (the "Proxy").  At the Annual Meeting, the Registrant's stockholders approved the first and third proposals described in the Proxy before the Annual Meeting was adjourned.  To permit additional time to solicit stockholder votes for the second proposal described in the Proxy, the Annual Meeting was adjourned until May 31, 2012 at 10:00 a.m. (New York City time) and scheduled to reconvene at that time on the 7th floor of 55 East 52nd Street, New York, New York.  As of March 12, 2012, the record date, 73,424,682 shares of common stock were eligible to vote.

First Proposal.  The Company’s stockholders elected two directors of the Company (the "Class II Directors"), each of whom will serve until the 2015 Annual Meeting, or until his successor is duly elected and qualifies or until his earlier resignation, removal from office, death or incapacity.  The Class II Directors were re-elected pursuant to the voting results set forth below:

Name	For	Withheld
William E. Mayer	50,559,227	2,109,127

François de Saint Phalle	51,741,877	926,477

Third Proposal.  The Company’s stockholders ratified the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2012, as set forth below:

For	Against	Abstain
52,006,390	459,356	202,608

ITEM 7.01. REGULATION FD DISCLOSURE.

The Registrant issued a press release, filed herewith as Exhibit 99.1, and by this reference incorporated herein, on May 9, 2012 announcing that (1) the first and third proposals, each as described in the definitive proxy statement for the Registrant's 2012 annual meeting, were approved at its 2012 annual meeting of stockholders and (2) the adjournment of its 2012 annual meeting of stockholders to permit additional time to solicit stockholder votes for the second proposal, as described in the definitive proxy statement, until May 31, 2012 at 10:00 a.m. (New York City time), to be held on the 7th floor of 55 East 52nd Street, New York, New York.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated as of May 9, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK KELSO CAPITAL CORPORATION

Date: May 9, 2012	By:	/s/ Corinne Pankovcin
Name: Corinne Pankovcin Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated as of May 9, 2012